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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 14, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-21240                                      23-2705700
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   (Commission File Number)                   (IRS Employer Identification No.)


 400 Feheley Drive, King of Prussia, Pennsylvania           19406
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     (Address of Principal Executive Offices)             (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into (or material amendment to) a Material Definitive Agreement.

         On June 14, 2005, Neoware Systems, Inc. (the "Company") and TeleVideo, Inc. ("Televideo") entered into an amendment (the "Amendment") to an Asset Purchase Agreement ("Agreement") for the purchase of TeleVideo's thin client business that was entered into by the parties on January 11, 2005. A Current Report on Form 8-K was filed with the Securities and Exchange Commission by the Company with respect to the Agreement on January 18, 2005. Pursuant to the Amendment, the consideration to be paid by the Company under the Agreement, as amended, is $4,000,000 in cash, $400,000 of which will be held in an escrow account for one year, $300,000 to be held for two years and $150,000 to be held for three years for indemnification claims, plus a potential cash earn-out based upon performance. The foregoing description of the Agreement, the Amendment, and the transactions contemplated thereby are qualified in their entirety by reference to the Agreement, which was filed with the Securities and Exchange Commission on May 10, 2005 as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and to the Amendment, which will be filed separately with the Securities and Exchange Commission.

         The boards of both companies have approved the Agreement, as amended, and the two majority stockholders of TeleVideo, owning approximately 62% of its common stock, have executed a written consent approving the Agreement, as amended. Therefore, no further stockholder action will be required to approve the transaction, and TeleVideo will not hold a stockholders meeting in connection with the transaction. TeleVideo filed an information statement with the Securities and Exchange Commission on June 14, 2005 with respect to the transaction and, subject to clearance by the Securities and Exchange Commission, will distribute it to its stockholders. The acquisition is expected to close in July 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2005                       Neoware Systems, Inc.
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                                               (Registrant)

                                               /s/ Keith D. Schneck
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                                               Keith D. Schneck
                                               Executive Vice President and
                                               Chief Financial Officer